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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   December 1, 2003

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                         001-13958               13-3317783
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(State or other jurisdiction             (Commission           (IRS Employer
      of Incorporation)                  File Number)        Identification No.)


The Hartford Financial Services Group, Inc.
Hartford Plaza
Hartford, Connecticut                                           06115-1900
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:           (860) 547-5000
                                                         ----------------------





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Item 5. Other Events.

On December 1, 2003, The Hartford Financial Services Group, Inc. announced that it has agreed to acquire CNA Financial Corporation's group life and accident, short-term and long-term disability and certain specialty businesses, excluding group long term care. The definitive purchase price will be set at closing, but based on the surplus as of September 30, 2003 the acquisition will be made for approximately $500 million in cash.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE HARTFORD FINANCIAL SERVICES GROUP, INC.


Date:  December 2, 2003          By:    /s/ Neal S. Wolin
                                 -----------------------------------------------
                                 Name:  Neal S. Wolin
                                 Title: Executive Vice President and
                                        General Counsel